EXHIBIT 10.2
April 4, 2005

VIA FACSIMILE: (760) 269-3112

Mr. Rob Mackle
Members of COBS Homes
COBS Homes
2221 S. El Camino Real
Oceanside, CA 92054

Gentlemen:

Reference is made to the Membership Interest Purchase Agreement dated March 16, 2005, signed, and electronically delivered to HouseRaising, Inc. on March 31, 2005.

We hereby amend the agreement as follows:

1)	Paragraph 4 on page 1; ‘whereby with a projected closing to occur on or before June 17,2005’ is hereby substituted for the language ‘with a projected closing on or before May 16,2005’ and in the same paragraph; ‘If this agreement does not close on or before July 1, 2005, either party may terminate this agreement’ is hereby substituted for the language ‘If this agreement does not close on or before June 1, 2005, either party may terminate this agreement.’

2)	Paragraph 5 on page 1; ‘If HouseRaising, Inc. does not notify COBS in writing that it has completed and approved its due diligence and financial review on or before June 10, 2005’ is is hereby substituted for the language ‘If HouseRaising, Inc. does not notify COBS in writing that it has completed and approved its due diligence and financial review on or before April 30, 2005.’

3)	Paragraph 1.06 on page 4; ‘within forty-five (45) days following the signing of this agreement’ is hereby substituted for the language ‘within ten (10) days following the signing of this agreement.’

4)	Paragraph 1.10 on page 5; ‘The closing contemplated hereby shall be held at a mutually agreed upon time and place on or before June 17, 2005’ is hereby substituted for the language ‘The closing contemplated hereby shall be held at a mutually agreed upon time and place on or before April 29, 2005.’

Mr. Rob Mackle
April 4, 2005
Page 2.

Kindly evidence your agreement to the foregoing amendments by signing in the space provided below and sending a copy of this letter agreement to us by fax at 704.536.0928.

Sincerely,

HouseRaising, Inc.

By: /s/ Charles M. Skibo
Name: Charles M. Skibo
Title: Chairman and CEO

Agreed to and Accepted as
Of the Date first written above:

COBS Homes, LLC

By: /s/ Robert Mackle
Name: Robert Mackle
Title: Chief Manager

Members of COBS Homes, LLC:

[conformed signatures of members intentionally omitted]

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